UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2019

PRESTIGE CONSUMER HEALTHCARE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32433	20-1297589
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

660 White Plains Road, Tarrytown, New York 10591

(Address of principal executive offices) (Zip Code)

(914) 524-6800

(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	PBH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 11, 2019, the Company and Prestige Brands entered into Amendment No. 7 (the “Amendment”) to the ABL Credit Agreement, dated as of January 31, 2012 (as amended by Incremental Amendment, dated as of September 12, 2012, Incremental Amendment, dated as of June 11, 2013, Amendment No. 3, dated as of September 3, 2014, Amendment No. 4, dated as of June 9, 2015, Amendment No. 5, dated as of February 4, 2016, and Amendment No. 6, dated as of January 26, 2017, the “Credit Agreement”), among Prestige Brands, the Company, the other guarantors from time to time party thereto, each lender from time to time party thereto and Citibank, N.A., as administrative agent.

The Amendment provides for (i) an extension of the maturity date of the ABL Revolving Credit Facility to five years from the effective date of ABL Amendment No. 7, (ii) increased flexibility under the credit agreement governing the ABL Revolving Credit Facility, including additional investment, restricted payment, and debt incurrence flexibility, (iii) an initial applicable margin for borrowings under the ABL Revolving Credit Facility that is 1.00% with respect to LIBOR borrowings and 0.00% with respect to base-rate borrowings (which may be increased to 1.25% or 1.50% for LIBOR borrowings and 0.25% or 0.50% for base-rate borrowings, depending on average excess availability under the ABL Revolving Credit Facility during the prior fiscal quarter) and (iv) a commitment fee to the lenders under the ABL Revolving Credit Facility in respect of the unutilized commitments thereunder of 0.25% per annum.

The Amendment is filed as Exhibit 10.1 hereto and this description thereof is qualified by reference thereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 7 to the ABL Credit Facility, dated as of December 11, 2019, among Prestige Consumer Healthcare Inc., Prestige Brands, Inc., the other guarantors from time to time party thereto, each lender from time to time party thereto and Citibank, N.A., as administrative agent.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESTIGE CONSUMER HEALTHCARE INC.

Dated: December 12, 2019	By:	/s/ Christine Sacco
Name: Christine Sacco
Title: Chief Financial Officer

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